Subsequent Events	6 Months Ended
Jun. 30, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 11 - Subsequent Events

On July 17, 2019 the Company issued 800,000 ordinary shares to several Israeli classified investors in a private placement. The price per share was set at NIS 39.20 and the gross proceeds to the Company were approximately NIS 31.3 million.

On July 25, 2019 the Company issued NIS 89,065,000 principal amount of unsecured non-convertible Series C Debentures (“Series C Debentures“) through a public offering that was limited to residents of Israel at a fixed annual interest rate of 3.3%. The gross proceeds of the offering were approximately NIS 89.1 million (including offering expenses and commissions of approximately NIS 1.6 million). The Series C Debentures are traded on the TASE (Tel Aviv Stock Exchange).

In March 2019, the Company executed a binding term sheet with Ludan and several entities affiliated with Ludan for the acquisition by Ellomay Luxemburg Holdings S.àr.l., the Company’s wholly-owned subsidiary, of 49% of the companies that own the anaerobic digestion plans in Goor and Oude-Tonge, both in the Netherlands for an acquisition price of approximately EUR 3 million. The acquisition was consummated in July 2019.